                   UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549


                                      FORM 8-K/A


(  )     Quarterly report pursuant to Section 13 or 15(d) of the Securities
         Exchange Act of 1934

(X) Transition report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                   October 2, 1996


                             ---------------------------


                            Commission file number 1-12630


                          CENTERPOINT PROPERTIES CORPORATION



               Maryland                                36-3910279
     (State or other jurisdiction of               (I.R.S. Employer
      incorporation or organization)               Identification No.)



                  401 North Michigan Ave., Chicago, Illinois  60611


                                    (312) 346-5600
                 (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     Between April 30, 1996 and September 18, 1996, the Company acquired for an aggregate purchase price in excess of 10% of the total assets of the Company and its unconsolidated subsidiaries.

     On April 30, 1996, the Company acquired a fully leased 630,000 square foot industrial property located in Hodgkins, Illinois for approximately $13.2 million, which was funded with an advance on the Company's line of credit with LaSalle National Bank. The seller was Corporate Property Associates.

     In May, 1996 the Company acquired two fully leased industrial properties. On May 1, 1996, the Company acquired a 184,000 square foot property located in Milwaukee, Wisconsin for approximately $5.1 million from Toys "R" Us Delaware, Inc. and on May 20, 1996, the Company acquired an owner occupied 42,000 square foot property located in Elk Grove Village, Illinois for approximately $1.2 million from Florida Tile Industries, Inc. Both were funded with advances on the Company's line of credit with LaSalle National Bank.

     In June, 1996, two fully leased industrial properties were purchased utilizing the proceeds from a tax free exchange structure permitted under the Internal Revenue Service Code in which four previously owned properties were sold in May, 1996. On June 10, 1996, a 82,000 square foot property located in Elk Grove Village, Illinois was purchased for approximately $2.9 million. The seller was JMB Group Trust V. On June 6, 1996 a 202,000 square foot property located in Itasca, Illinois was purchased for approximately $10.0 million reduced by the assumption of a $5.7 million mortgage. The seller was Itasca Venture, L.P., an Illinois limited partnership, in which two of the Company's executive officers, Robert Stovall, Chief Operations Officer, and Michael Mullen, Executive Vice President of Acquisitions, were partners.

     Two other fully leased industrial properties were purchased in June, 1996. A 274,000 square foot industrial property in Franklin Park, Illinois was purchased on June 6, 1996 for approximately $9.3 million less the assumption of a $7.6 million mortgage. It was funded with working capital. A 152,000 square foot industrial property in Elk Grove Village, Illinois was purchased on June 27, 1996 for $5.2 million with an advance on the Company's line of credit with LaSalle National Bank. Both properties were acquired by purchase of the partnership interests in the Edge Venture and Elk Grove Limited Partnership, two partnerships in which Robert Stovall, the Company's Chief Operations Officer, and Michael Mullen, the Company's Executive Vice President of Acquisitions were partners.

     Each of the three foregoing transactions involving related parties was approved by the Independent Directors of the Company.

     On September 18, 1996, the Company acquired a fully leased 1,354,000 square foot industrial property in Northlake, Illinois for approximately $22.4 million. It was purchased from AG Communication Systems, Inc. and funded with a $16.0 advance on the Company's line of credit with Lehman Brothers and in part with proceeds of a public offering completed on July 2, 1996.

     ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     This Form 8-K/A amends the previous Form 8-K filed on October 2, 1996 regarding certain acquired properties. The financial information not provided in the Form 8-K filed on October 2, 1996 is provided herewith. The following pro forma financial information and financial statements are filed as part of this report:

          (1) CenterPoint Properties Corporation Proforma Condensed Statements of Operations for the six months ended June 30, 1996 and the year ended December 31, 1995 (Unaudited).

          (2) CenterPoint Properties Corporation Report on Audit of Related Party Properties for the six months ended June 30, 1996 (Unaudited) and for the years ended December 31, 1995, 1994, 1993.

          (3) CenterPoint Properties Corporation Report on Audits of The Northlake Property and Other Acquisition Properties for the six months ended June 30, 1996 (Unaudited) and for the year ended December 31, 1995.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              CENTERPOINT PROPERTIES CORPORATION
                              a Maryland corporation


                              By:  /s/ Paul S. Fisher
                                 -----------------------------------------------
                                   Paul S. Fisher
                                   Executive Vice President and
                                   Chief Financial Officer
November 27, 1996                  (Principal Accounting Officer)

CENTERPOINT PROPERTIES CORPORATION

PRO FORMA CONDENSED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)


These unaudited pro forma Condensed Statements of Operations are presented as if the acquisition of The Northlake Property, the Other Acquisition Properties and the Related Party Properties, the January 1, 1995 offering of common stock, the September, 1995 private placement of preferred stock, and the disposition of certain assets occurred on January 1, 1995. Such pro forma information is based upon (i) the historical consolidated statements of operations of CenterPoint Properties Corporation and Subsidiaries (the "Company"); and (ii) the statements of revenues and certain expenses of The Northlake Property, the Other Acquisition Properties and the Related Party Properties. The following should be read in conjunction with the financial statements and notes thereto included elsewhere herein. In the Company's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

These unaudited pro forma Condensed Combined Statements of Operations are not necessarily indicative of what actual results of the Company would have been assuming such transactions had been completed as of January 1, 1995, nor do they purport to represent the results of operations for future periods.


                                            FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          HISTORICAL
                                  ----------------------------------------------------------
                                                       THE           OTHER         RELATED
                                                    NORTHLAKE    ACQUISITION        PARTY
                                    CENTERPOINT     PROPERTY     PROPERTIES      PROPERTIES    ADJUSTMENTS          PRO FORMA
Total revenues                   $ 28,379,921   $  2,747,118   $  1,599,227   $  1,616,676   $ (1,660,975)  (A)  $32,681,967
                                  -------------  -------------  -------------  -------------  -------------       -----------
Expenses:
   Operating expenses, excluding
          depreciation and
          amortization              9,000,687      1,773,022        556,234        598,647       (388,324)  (A)   11,540,266
   Interest expense, net            5,785,681                                                   1,803,264   (B)    7,588,945
   General and administrative       1,235,325                                                                      1,235,325
   Depreciation and amortization    4,912,411                                                     675,810   (C)    5,588,221
   Other (income) expense             205,241                                                                        205,241
                                  -------------  -------------  -------------  -------------  -------------       -----------

          Total expenses           21,139,345      1,773,022        556,234        598,647      2,090,750         26,157,998
                                  -------------  -------------  -------------  -------------  -------------       -----------

Income before extraordinary item $  7,240,576   $    974,096   $  1,042,993   $  1,018,029   $ (3,751,725)       $ 6,523,969
                                  -------------  -------------  -------------  -------------  -------------       -----------
                                  -------------  -------------  -------------  -------------  -------------       -----------

Income before extraordinary item
        per share (f)            $       0.56                                                                    $      0.50
                                  -------------                                                                   -----------
                                  -------------                                                                   -----------

CENTERPOINT PROPERTIES CORPORATION

FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)


                                             FOR THE YEAR ENDED DECEMBER 31, 1995

                                              (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                          HISTORICAL
                                  ----------------------------------------------------------
                                                       THE           OTHER         RELATED
                                                    NORTHLAKE    ACQUISITION        PARTY
                                    CENTERPOINT     PROPERTY     PROPERTIES      PROPERTIES    ADJUSTMENTS          PRO FORMA
                                  -------------  -------------  -------------  -------------  -------------       -----------
Total revenues                   $ 47,223,848   $  5,499,134   $  3,167,989   $  3.120.697   $   (660,364)  (D)  $58,351,304
                                  -------------  -------------  -------------  -------------  -------------       -----------

Expenses:
   Operating expenses, excluding
          depreciation and
          amortization             14,773,896      2,601,298      1,068,455      1,078,476         60,867   (E)   19,582,992
   Interest expense, net           12,984,783                                                   2,596,399   (B)   15,581,182
   General and administrative       2,002,660                                                                      2,002,660
   Depreciation and amortization    8,455,668                                                   1,904,517   (C)   10,360,185
   Other (income) expense             162,494                                                                        162,494
                                  -------------  -------------  -------------  -------------  -------------       -----------

          Total expenses           38,379,501      2,601,298      1,068,455      1,078,476      4,561,783         47,689,513
                                  -------------  -------------  -------------  -------------  -------------       -----------

Income before extraordinary item $  8,844,347   $  2,897,836   $  2,099,534   $  2,042,221   $ (5,222,147)       $10,661,791
                                  -------------  -------------  -------------  -------------  -------------       -----------
                                  -------------  -------------  -------------  -------------  -------------       -----------
Net income before extraordinary
   item
        per share (f)            $       0.88                                                                    $      0.90
                                  -------------                                                                   -----------
                                  -------------                                                                   -----------


(A) Decrease reflects the elimination of revenues and expenses included in the statements of revenues and certain expenses which are also included in the Company's statement of operations since the various dates of acquisition (revenues - $774,145; expenses - $197,970) plus the elimination of revenues and expenses of properties disposed of during 1996 (revenues - $886,830; expenses - $190,354).

(B) Increase reflects the interest costs associated with the acquisition of properties (1996 - $1,923,483; 1995 - $5,938,089) less the interest costs eliminated from the application of the proceeds from the January, 1995 offering of common stock and the September, 1995 private placement of preferred stock (1995 - $2,991,982) less the interest costs associated with the properties disposed of during 1996 (1996 - $120,219; 1995 - $349,708).

CENTERPOINT PROPERTIES CORPORATION

FOR THE SIX MONTHS ENDED JUNE 30, 1996 AND THE YEAR ENDED DECEMBER 31, 1995 (UNAUDITED)


(C) Increase reflects depreciation expense related to the acquisition of properties less the depreciation expense related to the properties disposed of during 1996 (1996 - $597,401; 1995 - $1,683,549) plus amortization expense related to the acquisition of properties less the amortization expense related to the properties disposed of during 1996 (1996 - $78,409; 1995 - $220,968).

(D) Decrease reflects the elimination of revenues included in the Company's statement of operations from the properties disposed of during 1996 ($2,453,302) plus the addition of revenues for the properties acquired during 1995 ($1,792,938).

(E) Increase reflects the addition of operating expenses for the properties acquired during 1995 ($609,410) less the elimination of operating expenses included in the Company's statement of operations from the properties disposed of during 1996 ($548,543).

(F) Based on 13,033,295 and 9,993,540 historical (13,033,295 and 11,850,686 -
    pro forma) average number of common and common equivalent shares outstanding for the six months ended June 30, 1996 and the year ended December 31, 1995, respectively. Conversion of all the debentures into shares of common stock would be anti-dilutive.

                          CENTERPOINT PROPERTIES CORPORATION

                     REPORT ON AUDIT OF RELATED PARTY PROPERTIES

                FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED) AND
                  FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, 1993

CENTERPOINT PROPERTIES CORPORATION

INDEX


                                                                           PAGE

Report of Independent Accountants                                            1

Combined Statements of Revenue and Certain Expenses for the six
   months ended June 30, 1996 (unaudited) and for the years
   ended December 31, 1995, 1994, 1993                                       2

Notes to Combined Statements of Revenue and Certain Expenses               3-5

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
 of CenterPoint Properties Corporation

We have audited the combined statements of revenue and cetain expenses of the Related Party Properties as described in Note 1 for the years ended December 31, 1995, 1994 and 1993. These financial statements are the responsibility of the Related Party Properties' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 of CenterPoint Properties Corporation, and are not intended to be a complete presentation of the Related Party Properties' revenue and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenue and certain expenses of the Related Party Properties for the years ended December 31, 1995, 1994 and 1993 in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.


Chicago, Illinois
September 30, 1996

CENTERPOINT PROPERTIES CORPORATION

RELATED PARTY PROPERTIES

COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED) AND
FOR THE YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                 FOR THE SIX
                                                   MONTHS
                                                    ENDED
                                                   JUNE 30,           FOR THE YEAR ENDED DECEMBER 31,
                                                     1996       ------------------------------------------
                                                -------------      1995           1994            1993
                                                 (UNAUDITED)
Revenue:
   Minimum rent                                 $  1,263,439   $  2,531,695   $  2,312,458   $  2,677,847
   Expense reimbursement                             353,237        589,002        428,281        651,389
                                                -------------  -------------  -------------  -------------

             Total revenue                         1,616,676      3,120,697      2,740,739      3,329,236
                                                -------------  -------------  -------------  -------------

Expenses:
   Property operating and maintenance                137,641        174,891        219,105        156,329
   Real estate taxes                                 447,660        852,680        828,576        814,875
   Insurance                                          13,346         30,856         22,101         31,416
   Bad debt expense                                                  20,049        120,000
                                                -------------  -------------  -------------  -------------

             Total expenses                          598,647      1,078,476      1,189,782      1,002,620
                                                -------------  -------------  -------------  -------------

Revenue in excess of certain expenses           $  1,018,029   $  2,042,221   $  1,550,957   $  2,326,616
                                                -------------  -------------  -------------  -------------
                                                -------------  -------------  -------------  -------------

       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CENTERPOINT PROPERTIES CORPORATION

RELATED PARTY PROPERTIES

NOTES TO FINANCIAL STATEMENTS

1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    BUSINESS

    The Combined Statements of Revenue and Certain Expenses (the "Statements") of the Related Party Properties (collectively, the "Properties") are comprised of three fully leased industrial properties purchased in 1996. These properties were purchased from the Itasca Venture, L.P., the Edge Venture, and the Elk Grove Limited Partnership of which Robert Stovall, CenterPoint Properties Corporation's (the "Company's") Chief Operations Officer, and Michael Mullen, the Company's Executive Vice President of Acquisitions were partners.

    The Property transactions are summarized below:

                                   APPROXIMATE     PURCHASE         NUMBER OF
         LOCATION                  SQUARE FEET      PRICE            TENANTS
                                   (UNAUDITED)


         Itasca, IL                  202,000   $ 10,000,000 (a)        1
         Franklin Park, IL           274,000      9,300,000 (b)        4
         Elk Grove Village, IL       152,000      5,500,000            1

     (a) Purchase price includes assumption of approximately $5,700,000 of mortgage debt

     (b) Purchase price includes assumption of approximately $6,000,000 of mortgage debt

     The acquisitions from the related parties listed above were approved by the Independent Directors of the Company.

     BASIS OF PRESENTATION

     The statements are not representative of the actual operations of the Properties for the periods presented as certain expenses, primarily depreciation and amortization expense, interest expense, management fees and certain corporate expenses, which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the properties, have been excluded.

     Due to the related party transaction requirements, the audited statements are presented for the years ended December 31, 1995, 1994, and 1993, respectively. The June 30, 1996, unaudited statement reflects, in the opinion of the management, all adjustments necessary for a fair presentation of the interim statement. All such adjustments are of a normal and recurring nature.

CENTERPOINT PROPERTIES CORPORATION

RELATED PARTY PROPERTIES

NOTES TO FINANCIAL STATEMENTS, CONTINUED

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
     CONTINUED

     REVENUE RECOGNITION

     Certain leases of the Properties provide for tenant occupancy during periods for which no rent is due or when minimum lease payments increase over the term of the lease. The Properties record rental income for the full period of occupancy on a straight-line basis.

     Recoveries from tenants for taxes, insurance and other property operating expenses are recognized as revenues in the period the applicable costs are incurred.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Actual results could differ from those estimates.

2.   FUTURE REVENUE RENTALS

     Under noncancelable operating lease agreements as of June 30, 1996, tenants are committed to pay in the aggregate the following minimum rentals:

                         YEARS ENDING

                         Remainder of 1996           $  1,480,551
                         1997                           2,975,091
                         1998                           2,609,041
                         1999                           2,445,142
                         2000                           2,302,170
                         2001                           1,291,736
                         Thereafter                        82,786

3.   RELATED PARTY TRANSACTIONS

     Management services have been provided by a company which is an affiliate of the present owner. The fees for these management services are not included in the accompanying financial statements.

CENTERPOINT PROPERTIES CORPORATION

RELATED PARTY PROPERTIES

NOTES TO FINANCIAL STATEMENTS, CONTINUED

4.   MORTGAGE DEBT ASSUMED

     In June, 1996, a mortgage note payable for approximately $5,700,000 was assumed with the acquisition of a property in Itasca, Illinois and an approximate $6,000,000 mortgage note payable was assumed with the acquisition of a property in Franklin Park, Illinois. The related interest expenses are not included in the accompanying financial statements, as they are not considered a direct operating expense as required under Regulation S-X Rule 3-14 "Special Instructions for Real Estate Operations Acquired or to Be Acquired."

     The interest rates are 8.4% and three month LIBOR plus 1.75% (7.33% at June 30, 1996) for the Itasca, Illinois property and the Franklin Park, Illinois property, respectively. The periodic payment for the Itasca, Illinois property loan is $47,910, which represents monthly principal and interest payment. The Franklin Park, Illinois property loan requries monthly interest only payments. The maturity dates for the Itasca, Illinois property and the Franklin Park, Illinois property are October 10, 1997 and November 30, 1998, respectively.

                          CENTERPOINT PROPERTIES CORPORATION

                    REPORT ON AUDITS OF THE NORTHLAKE PROPERTY AND
                             OTHER ACQUISITION PROPERTIES

                  FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED)
                       AND FOR THE YEAR ENDED DECEMBER 31, 1995

CENTERPOINT PROPERTIES CORPORATION

THE NORTHLAKE PROPERTY AND THE OTHER ACQUISITION PROPERTIES

TABLE OF CONTENTS

                                                                         PAGE(S)

Financial Statements:
   Report of Independent Accountants                                        1

   Individual and Combined Statements of Revenues and Certain Expenses
        for the six months ended June 30, 1996 (unaudited) and
        for the year ended December 31, 1995                                2

   Notes to Individual and Combined Statements of Revenues and
        Certain Expenses                                                  3-4

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors of
CenterPoint Properties Corporation

We have audited the individual and combined statements of revenues and certain expenses of The Northlake Property and the Other Acquisition Properties, respectively, as described in Note 1 for the year ended December 31, 1995. These financial statements are the responsibility of The Northlake Property's and the Other Acquisition Properties' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A No. 1 of CenterPoint Properties Corporation and are not intended to be a complete presentation of The Northlake Property's and the Other Acquisition Properties' revenues and expenses.

In our opinion, the individual and combined financial statements referred to above present fairly, in all material respects, the revenues and certain expenses of The Northlake Property and the Other Acquisition Properties for the year ended December 31, 1995 in conformity with generally accepted accounting principles.


Coopers & Lybrand L.L.P.

Chicago, Illinois
October 15, 1996

CENTERPOINT PROPERTIES CORPORATION

THE NORTHLAKE PROPERTY AND THE OTHER ACQUISITION PROPERTIES

INDIVIDUAL AND COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE SIX MONTHS ENDED JUNE 30, 1996 (UNAUDITED) AND FOR THE YEAR ENDED DECEMBER 31, 1995


                                                   FOR THE SIX MONTHS ENDED
                                                   JUNE 30, 1996 (UNAUDITED)
                                               --------------------------------
                                                    THE              OTHER
                                                 NORTHLAKE         ACQUISITON
                                                 PROPERTY          PROPERTIES

Revenues                                      $  2,747,118       $  1,599,227
                                               --------------    --------------

Expenses:
   Property operating and maintenance              820,512              1,724
   Real estate taxes                               952,510            551,221
   Insurance                                                            3,289
                                               --------------    --------------

            Total expenses                       1,773,022            556,234
                                               --------------    --------------

 Revenues in excess of certain expenses       $    974,096       $  1,042,993
                                               --------------    --------------
                                               --------------    --------------

                                                     FOR THE YEAR ENDED
                                                      DECEMBER 31, 1995
                                               --------------------------------
                                                    THE               OTHER
                                                 NORTHLAKE         ACQUISITION
                                                 PROPERTY           PROPERTIES

Revenues                                      $  5,499,134       $  3,167,989
                                               --------------    --------------

Expenses:
   Property, operating and maintenance             854,298              6,769
   Real estate taxes                             1,747,000          1,060,041
   Insurance                                                            1,645
                                               --------------    --------------

            Total expenses                       2,601,298          1,068,455
                                               --------------    --------------

Revenues in excess of certain expenses        $  2,897,836       $  2,099,534
                                               --------------    --------------
                                               --------------    --------------


       THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CENTERPOINT PROPERTIES CORPORATION

THE NORTHLAKE PROPERTY AND THE OTHER ACQUISITION PROPERTIES

NOTES TO INDIVIDUAL AND COMBINED STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     BUSINESS

     The Statements of Revenues and Certain Expenses (the "Statements") include the operations of The Northlake Property ("Northlake") and three other industrial properties (the "Other Acquisition Properties"), which have been acquired by CenterPoint Properties Corporation (the "Company"). The Company intends to continue the leasing and management of these properties (collectively, the "Acquisition Properties") to prospective and existing tenants. All of the properties have been acquired in singular transactions involving unrelated third-parties. A summary of the Acquisition Properties is as follows:

                                                   APPROXIMATE
                                          DATE     SQUARE FEET    PURCHASE
              LOCATION                  ACQUIRED   (UNAUDITED)       PRICE

       Northlake, Illinois              9/18/96    1,354,000   $ 22,350,000
       Hodgkins, Illinois               4/09/96      630,000     13,200,000
       Milwaukee, Wisconsin              5/1/96      184,000      5,100,000
       Elk Grove Village, Illinois      6/10/96       82,000      2,900,000

     BASIS OF PRESENTATION

     The Statements are not representative of the actual operations of the Acquisition Properties for the periods presented as certain expenses, primarily depreciation and amortization expense, interest expense, management fees and certain corporate expenses, which may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Acquisition Properties, have been excluded.

     The June 30, 1996, unaudited statements reflect, in the opinion of the management, all adjustments necessary for a fair presentation of the interim statements. All such adjustments are of a normal and recurring nature.

CENTERPOINT PROPERTIES CORPORATION

THE NORTHLAKE PROPERTY AND THE
OTHER ACQUISITION PROPERTIES

NOTES TO INDIVIDUAL AND COMBINED STATEMENTS OF REVENUES
AND CERTAIN EXPENSES, CONTINUED

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES,
     CONTINUED

     REVENUE RECOGNITION

     Certain leases of the Acquisition Properties provide for tenant occupancy during periods for which no rent is due or when minimum lease payments increase over the term of the lease. Rental revenues for the full period of occupancy are recorded on a straight-line basis over the lives of the leases.

     Recoveries from tenants for taxes, insurance and other property operating expenses are recognized as revenues in the period the applicable costs are incurred.

     ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. Actual results could differ from those estimates.


2.   FUTURE RENTAL REVENUES

     Under noncancelable operating lease agreements in effect as of June 30, 1996, tenants are committed to pay, in the aggregate, the following minimum base lease rentals:

                                                       THE           OTHER
                                                    NORTHLAKE     ACQUSITION
              YEARS ENDING                          PROPERTY      PROPERTIES

            Remainder of 1996                   $  1,436,420   $  1,151,273
            1997                                   2,892,209      2,302,546
            1998                                   2,902,437      2,320,546
            1999                                   2,969,124      2,087,446
            2000                                   3,037,391        966,946
            2001                                   3,056,395        366,538
            Thereafter                            12,289,402      1,742,083
                                                -------------  -------------

                           Totals               $ 28,583,378   $ 10,937,376
                                                -------------  -------------
                                                -------------  -------------


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